EXHIBIT  32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,AS ENACTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Citadel Security Software Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven B. Solomon, Chief Executive Officer of the Company, and Richard Connelly, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  Steven  B.  Solomon
------------------------
Steven  B.  Solomon
Chief  Executive  Officer
November  14,  2003

/s/  Richard  Connelly
----------------------
Richard  Connelly
Chief  Financial  Officer
November  14,  2003


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